UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

Form 8-K

 ______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2013

_____________________________

  ExamWorks Group, Inc.

(Exact name of registrant as specified in its charter)

  ______________________________

Commission File Number: 001-34930

Delaware	27-2909425
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3280 Peachtree Road, N.E.

Suite 2625

Atlanta, GA 30305

(Address of principal executive offices, including zip code)

(404) 952-2400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 30, 2013, ExamWorks Group, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of 2013, a copy of which is attached as Exhibit 99.1 hereto. The information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2013, the Board of Directors of the Company approved the addition of Article IX, Section 8 to the ExamWorks Group, Inc. Amended and Restated Bylaws, effective immediately, which provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or in the event that the Court of Chancery does not have jurisdiction, any state or federal court in the State of Delaware) will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Company’s certificate of incorporation or the Company’s bylaws or (iv) any action asserting a claim governed by the internal affairs doctrine. The amendment further provides that any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the foregoing provisions.

The foregoing summary of the bylaw amendment is qualified in its entirety by reference to the text of the Second Amended and Restated Bylaws, as adopted and effective as of October 25, 2013. The Second Amended and Restated Bylaws as adopted and effective as of October 25, 2013, are attached hereto as Exhibit 3.1, and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached hereto.

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of ExamWorks Group, Inc.
99.1	Press Release dated October 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExamWorks Group, Inc.

Date: October 30, 2013	By:	/s/ J. Miguel Fernandez de Castro
J. Miguel Fernandez de Castro
Chief Financial Officer and Senior Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of ExamWorks Group, Inc.
99.1	Press Release dated October 30, 2013